                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            February 25, 1999

                      SOUTHWESTERN PUBLIC SERVICE COMPANY

               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   New Mexico
                          ----------------------------
                          (State or Other Jurisdiction
                               of Incorporation)

               1-3789                                      75-0575400
          _________________                            _________________
        (Commission File No.)                             (IRS Employer
                                                       Identification No.)

Tyler at Sixth, Amarillo, Texas                              79101

_______________________________________________________________________
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code      (303) 571-7511
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ITEM 5.  OTHER EVENTS

     On February 25, 1999, Southwestern Public Service Company (the "Company") entered into a purchase agreement (the "Purchase Agreement") with Salomon Smith Barney Inc. and the purchasers listed in Schedule I thereto (the "Purchasers"), relating to the sale by the Company to the Purchasers of $100,000,000 aggregate principal amount of Series A Senior Notes, 6.20% due March 1, 2009 (the "Notes") issued under an Indenture dated as of February 1, 1999 between the Company and The Chase Manhattan Bank, as trustee (the "Indenture") as supplemented by the First Supplemental Indenture dated as of March 1, 1999 between the Company and The Chase Manhattan Bank, as trustee (the "First Supplemental Indenture"). The Notes have been registered under a registration statement (File No. 333-05199) on Form S-3 filed with the Securities and Exchange Commission pursuant to Rule 415 under the Securities Act of 1933, as amended. In connection with the execution of the Purchase Agreement, the Indenture and the First Supplemental Indenture, the Company is filing exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (C)  EXHIBITS

                Exhibit A.  Purchase Contract dated February 25, 1999 between the Company and the Purchasers.
                Exhibit B.  Indenture dated February 1, 1999 between the Company and The Chase Manhattan Bank, as Trustee.
                Exhibit C.  First Supplemental Indenture dated March 1, 1999 between the Company and The Chase Manhattan Bank, as Trustee.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              SOUTHWESTERN PUBLIC SERVICE COMPANY



                                    /s/ Brian P. Jackson
                              -------------------------------------
                                   Brian P. Jackson
                               Senior Vice President, Finance and
                                   Administrative Services
                               Chief Financial Officer and Treasurer

Dated:  February 25, 1999